Exhibit 99.1

For Additional Information:

Bryan Giglia

Sunstone Hotel Investors, Inc.

(949) 382-3036

Aaron Reyes

Sunstone Hotel Investors, Inc.

(949) 382-3018

SUNSTONE HOTEL INVESTORS DECLARES FOURTH QUARTER DIVIDEND ON COMMON STOCK

Completes Disposition of the 396-Room Marriott Tysons Corner

IRVINE, CA – December 18, 2018 – Sunstone Hotel Investors, Inc. (the “Company” or “Sunstone”) (NYSE: SHO), the owner of Long-Term Relevant Real Estate® in the hospitality sector, today announced that its Board of Directors has declared a fourth quarter dividend of $0.54 per share of common stock.  The fourth quarter dividend includes the taxable gain generated from the sale of the Marriott Tysons Corner.  The dividend will be paid in cash on January 15, 2019 to holders of record as of December 31, 2018.  The fourth quarter dividend, together with the dividends paid in the first three quarters of 2018, represent an annual yield of 4.9% based on the closing stock price as of December 17, 2018.

In addition, the Company announced the disposition of the 396-room Marriott Tysons Corner for a gross sale price of $87.5 million or a net sale price of $85.5 million after adjusting for amounts in the hotel’s FF&E reserve account. The net sale price equates to approximately $216,000 per key and represents a 10.8x multiple on trailing 12-month Hotel Adjusted EBITDAre and an 8.2% capitalization rate on trailing 12-month Hotel Net Operating Income.  Reconciliations to non-GAAP financial measures are provided herein.

John V. Arabia, President & Chief Executive Officer stated “The sale of the Marriott Tysons Corner marks our sixth hotel sold in 2018.  Collectively, these hotels were among the lowest quality in our portfolio and the disposition of these assets increases our portfolio concentration of Long-Term Relevant Real Estate® and our expectations of long-term earnings growth.  These six hotels produced an average RevPAR of $108 in 2017, compared to an average RevPAR of $187 for the remaining 21 hotels in our portfolio. ”

About Sunstone Hotel Investors, Inc.

Sunstone Hotel Investors, Inc. is a lodging real estate investment trust (“REIT”) that as of the date hereof has interests in 21 hotels comprised of 10,780 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be Long-Term Relevant Real Estate®, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt. For further information, please visit Sunstone’s website at www.sunstonehotels.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this release is as of December 18, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This release should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest; funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders; hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

Property-Level Adjusted EBITDAre Reconciliation

Marriott Tysons Corner

(In thousands)

	Total Revenues	Net Income	Plus: Other Adjustments	Plus: Depreciation	Equals: Hotel Adjusted EBITDAre	Less: 4.0% FF&E Reserve	Equals: Hotel Net Operating Income
Trailing Four Quarters as of September 30, 2018 (1)	$23,948	$5,224	$(32)	$2,754	$7,946	$(958)	$6,988
Trailing Four Quarters EBITDAre Multiple and Capitalization Rate (2)					10.8X		8.2%

(1)	Data as provided in supplemental financial information reported on the Company’s Current Report on Form 8-K, furnished on February 12, 2018 and November 5, 2018.
(2)	EBITDAre Multiple is calculated as net sale price divided by Hotel Adjusted EBITDAre. Capitalization Rate is calculated as Hotel Net Operating Income divided by net sale price.